CPI Aerostructures, Inc. 8-K

Exhibit 99.1

1 © 2021 CPI Aerostructures, Inc. Expertise in Aerospace Technologies Canaccord Genuity 41st Annual Growth Conference Douglas McCrosson , President & Chief Executive Officer August 2021

2 © 2021 CPI Aerostructures, Inc. Disclosure Statements This presentation contains forward - looking statements that are based on current expectations of management and certain assumptions that are subject to risks and uncertainties . There can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements or that actual results will not differ materially from the results anticipated in the forward - looking statements . Included in these risks are : risks related to the restatement of the Company’s prior period consolidated financial statements and the material weaknesses in the Company’s internal controls, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, the Company’s continued compliance with NYSE American listing rules, the effect of economic conditions in the industries and markets where the Company operates, including financial market conditions, the impact of the COVID - 19 pandemic (including its impact on global supply, demand, and distribution capabilities as the outbreak continues), the financial condition of the Company’s customers and suppliers, the cyclicality of the aerospace market, the level of US government defense spending (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, the allocation of funds to governmental responses to COVID - 19 , or changing political conditions, and uncertain funding of programs), the ability of the government and the Company’s other customers to terminate contracts at any time, production rates for commercial and military aircraft programs, competitive pricing pressures, startup costs for new programs, technology and product development risks and uncertainties, product performance and costs resulting from changes to and compliance with applicable regulatory requirements, level of indebtedness, and cash flow from operations . Additional information concerning these and other risk factors can be found in the company’s filings with the Securities and Exchange Commission . Because the risks, assumptions, and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward - looking statements, investors are cautioned not to place undue reliance on any such forward - looking statements, each of which speaks only as of the date made . The Company has no obligation to update any forward - looking statement to reflect events or circumstances after the date hereof . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including CPI Aero’s Form 10 - K for the 12 - month periods ending December 31 , 2020 and December 31 , 2019 available at http : //www . sec . gov . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners .

3 © 2021 CPI Aerostructures, Inc. Update on Restatement of 2020 Financial Statements Below is an update on the Company’s restatement of its 2020 financial statements : • The Company has identified the causes of inventory costing errors, and correct inventory values for each quarter since 4 Q 2019 have been determined . • The Company is nearing completion of the preparation of restated financial statements for 1 Q 2020 , 2 Q 2020 and 3 Q 2020 and Fiscal 2020 . • The Company’s independent auditors are auditing the restated results for Fiscal 2020 and are reviewing the restated 2020 quarterly results . • The inventory costing errors are presently expected to reduce Fiscal 2020 net income by the high end of the previously reported range of $ 1 . 9 million to $ 2 . 3 million and the Company expects there will be no change to either the reported revenues or cash flow for Fiscal 2020 . • In addition to the above, management is evaluating the sufficiency of 2020 inventory reserves and provisions for loss contracts . • As previously reported, the inventory costing errors did not affect income reported with respect to the Company’s products for which revenue is recognized over time using percentage of completion accounting . • The Company expects to file amended Form 10 Qs and Form 10 K for Fiscal 2020 as soon as practicable concurrent with the filing of Form 10 Q for the 3 - month period ended March 31 , 2021 followed by the filing of Form 10 Q for the 3 - month period ended June 30 , 2021 as soon as practicable .

4 © 2021 CPI Aerostructures, Inc. Company Snapshot Manufacturer of aerospace structural assemblies and integrated systems for the defense and commercial markets Welded Tubes & Oil Tanks MRO Kitting & Supply Chain EW / ISR Pods Engine Inlet Assemblies Wing Structures 2020 Revenue $ 87.6M YE 12/2020 Total Backlog $476.2M YE 12/2020 Funded Def. Backlog $166.2M 2020 Defense Revenue $79.2M 3 Product Lines 1. AeroSystems 2. Aerostructures 3. Kitting & Supply Employees ~260+

5 © 2021 CPI Aerostructures, Inc. Successful Execution of Defense - Centric Strategy built High Quality Backlog Focused on National Security Funding Priorities Experienced Management Team and Strong Board of Directors Well positioned for higher revenue, improved profitability and cash flow in 2021 Key Investment Highlights Supply Chain Partner to Tier 1 Aerospace OEMs Funded Defense Backlog Provides Near - term Visibility Multi - year Defense Contracts Support Broad Array of Programs

Broad Array of Programs


01
AeroSystems

Pods

- NGC Airborne Laser Mine Detection System (ALMDS)
- NGC AN / ASQ-236 (Radar)
- Raytheon DB-110 ISR Pod
- Raytheon Tactical Synthetic Aperture Radar (TacSAR) Pod
- Raytheon NGJ Mid-Band EW Pod
- Raytheon Undisclosed Airborne Pod

MRO

- Sikorsky UH-60 Fuel Panels
- Lockheed F-35 Lock Assys.
- Lockheed F-35 Canopy Drive Shafts
- Raytheon SEASPARROW Launch Control Electronics


02
Aerostructures

Wings

- Boeing A-10
- Unspecified Missile
- Gulfstream G650/G700

Inlets / Nacelles

- Embraer Phenom 300
- Bell AH-1Z Viper
- Sikorsky UH-60

MRO

- Sikorsky UH-60 Stabilators
- Sikorsky MH-53 Tow Hooks

Misc Structures

- Sikorsky UH-60 Gunner Window Assys.
- Spirit CH-53K Step & Rack Assys.
- E-2D Aerial Refueling Probe
- Lockheed Martin F-16V RI/DCC


03
Kitting & SCM

Wings

- NGC E-2D
- U.S. Government F-16 MRO

Primary Structures

- T-38C Pacer Classic III

Secondary Structures

- Sikorsky S-92 Kits

Defense Commercial

6 © 2021 CPI Aerostructures, Inc.

CVU LISTED

7 © 2021 CPI Aerostructures, Inc. Durable Relationships with Defense Customers Tier 1 to: Prime to: CPI AERO is Recognized as a Reliable and Responsive Supply Chain Partner

Successful Execution of Defense-Centric Strategy

Shift toward programs focused on national security priorities: electronic warfare; intelligence, surveillance, reconnaissance; advanced missile technologies

2018 Awards/Orders



$ Undisclosed Contract Award
Lockheed Martin
F-35 Lighting II Lock Assemblies



$8.0M Order
Sikorsky UH-60 Black Hawk
Helicopters HIRSS Module Assemblies



$1.0M Order
Unidentified
Pod Structural Housings



$12.5M Order (EMD Phase)
Raytheon Technologies
Next Gen Jammer Mid-Band (NGJMB)



$4.4M Order
U.S. Air Force
T-38 PC3 Modification Kits



$3.8M Order
Bell / Textron
AH-1Z Viper Helicopter Components



$ Undisclosed Order
Northrop Grumman
Japan E-2D Hawkeye Wing Components

2019 Awards/Orders

$2.3M Order
Raytheon Technologies
Protype Pod Prototypes



$48M Award / $6.0M Order
Boeing
A-10 Thunderbolt II Structural Assemblies



$4.6M Award
Turkish Aerospace Industries
T70 Turkish Utility Helicopter Program



$23.3M Award (SDTA Phase)
Raytheon Technologies
Next Gen Jammer Mid-Band



$1.23M Order
Northrop Grumman
E-2D Inflight Refueling Probe Assemblies



$65.7M Award / $3.4M Order
U.S. Air Force
T-38C PC3/TRIM Mod Kits



$8.0M Order
Sikorsky UH-60 Black HAWK
HIRSS Module Assemblies



$8.1M Order
Northrop Grumman
E-2D Advanced Hawkeye Wing Kits



$ Undisclosed Contract Award
Lockheed Martin
F-16V Structural Assemblies

$1.0M Order
Sikorsky
Undisclosed Structural Assemblies

2020 Awards/Orders



$1.4M Order
Turkish Aerospace Industries
T70 Turkish Utility Helicopter Program



$5.0M Order
Northrop Grumman
E-2D Advanced Hawkeye Wing Components



$1.2M Order
Lockheed Martin
F-16 Structural Assemblies – Follow On



$43.1M Order
Northrop Grumman
E-2D Advanced Hawkeye Wing Kits



$ Undisclosed
Northrop Grumman Next Generation
Jammer Low Band Program



$14M Order
Boeing
A-10 Thunderbolt II Structural Assemblies



$10.1M Orders (2)
U.S. Air Force
T-38C Aircraft Modification Kits



$4M Orders
Northrop Grumman
E-2D Welded Assemblies and Tubes

2021 Awards/Orders



$ 16.2M Orders (3)
U.S. Air Force
T-38C PC3 Modification Kits

$ Undisclosed Order
Unidentified Platform
Raytheon Missiles & Defense



$9.2M Follow On Order
Lockheed Martin
F-16 Structural Assemblies

$ Undisclosed Order
Existing Customer
3 pod structural housings



$ Undisclosed Order
Spirit Aerosystems
CH-53K cabin rack assemblies



$17.2M Long Term Agmt.
Sikorsky
MH-60 Seahawk Repair

8 © 2021 CPI Aerostructures, Inc.

9 © 2021 CPI Aerostructures, Inc. High Quality Backlog Consolidated Backlog at 12/31/2020: $476.2 Million; Defense Backlog: $456.0 Million $456.8 $19.4 Total Backlog $476.2 Backlog includes both funded orders and the estimated amount of future orders under the expected duration of the program. $169.6 $ 306.6 Unfunded | Funded $3.4 $166.2 Defense Commercial Total funded backlog of $169.6 million of which $166.2 or 98% is for defense markets – Increase of $21 million vs. December 31, 2019 Funded defense backlog up 21% vs. December 31, 2019 Book to bill of 1.24x for 12 months ended December 31, 2020, second consecutive year above 1.2x $ in Millions

10 © 2021 CPI Aerostructures, Inc. MH - 60 Seahawk MRO F - 16V Structural Assemblies UH - 60 HIRSS Module Assem . Next Generation Jammer Mid Band Pod ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ’ 25 Multi - Year Contracts Offers Attractive Opportunities for Growth F - 35 Drive Shaft T - 38C PC2 E175 - E2 Phenom 300 UH - 60 Black Hawk MH - 53E Sea Dragon AH - 1Z Viper F - 16 F - 16 Wing Kits CH - 148 T - 38 PC3 / TRIM Defense Commercial Missile Wing T70 Turkish Utility Helicopter Program A - 10 Rewing – Main Landing Gear Pods T - 38 PC3 / TRIM E - 2D Advanced Hawkeye (Multi - Year 2) E - 2D (Multi - Year 1) ’ 26 ‘27 Undisclosed Pod F - 35 Lock Assemblies CH - 53K Cabin Racks F - 35 Drive Shaft S - 92

11 © 2021 CPI Aerostructures, Inc. Near - Term Priorities Compressing the cash cycle Improving working capital management Expect ramping up newer defense programs will improve fixed cost absorption Improve buying leverage with suppliers Operating leverage on normalized SG&A and rising revenue Apply increased operating cash flow to pay down approximately $2M debt in 2021 1. Sharpened focus on liquidity 2. Strengthened Balance Sheet 3. Margin Expansion Positions CPI Aero for higher revenue, improved profitability and cash flow for 2021 compared to 2020

12 © 2021 CPI Aerostructures, Inc. Future Opportunities EW/ ISR Pods Space Hypersonics Unmanned Aerial Systems

13 © 2021 CPI Aerostructures, Inc. Conclusion Stable, near - term business with meaningful, long - term growth opportunities Durable relationships with Top Tier 1 OEM aerospace customers Defense market strategy yielding multi - year contracts aligned with DoD spending priorities Positions CPI Aero for higher revenue, improved profitability and cash flow for 2021 compared to 2020

14 © 2021 CPI Aerostructures, Inc. Investor Relations Counsel Jody Burfening, LHA Investor Relations (212) 838 - 3777 cpiaero@lhai.com LHA Investor Relations | 800 3 rd Avenue, New York, NY 10022 | (212) 838 - 3777 https://www. https://www.facebook.com/CPIAero @CPIAero https:// https://twitter.com/CPIAero @CPIAero https://www.linkedin.com/company/cpi - aerostructures @ CPI Aerostructures